**SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED NOTE**

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE (this "Amendment") is made and entered into as of the 10 day of ~~October~~ November 2016 by and between **CHRISTOPHER F. BROGDON** ("Brogdon") and **ADCARE HEALTH SYSTEMS, INC.,** a Georgia corporation ("AdCare"). Any capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Note (as defined below).

WITNESSETH:

WHEREAS, Brogdon executed and delivered to AdCare that certain Second Amended and Restated Note dated October 10, 2014 in the amount of $268,663.00 as amended by that certain Amendment to Second Amended and Restated Note dated March 25, 2015 (the "First Amendment") (as amended, the "Note").

WHEREAS, Brogdon has requested that AdCare agree to further amend the Note to extend the maturity dated thereof to December 31, 2017;

WHEREAS, AdCare will agree to such an amendment on the condition that Winter Haven Homes, Inc. ("WHH"), an entity owned and controlled by Brogdon, waives payment of all common area maintenance charges otherwise due and owing from AdCare to WHH from January 1, 2016 through July 31, 2016 (the "CAM Charges");

WHEREAS, Brogdon and AdCare desire to modify and amend the Note and desire to set forth their agreement in writing.

NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brogdon and AdCare agree that the Note shall be modified and amended in the following respects.

1. The Note is hereby amended by deleting the paragraph added by the First Amendment in lieu of the third and fourth paragraphs of the original Note in its entirety and by inserting the following in lieu thereof:

   The Principal balance plus accrued interest (if any) shall be due and payable on December 31, 2017.

2. In all other respects, the Note is hereby ratified and confirmed in its entirety.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first written hereinabove.

BROGDON:

____
Christopher F. Brogdon

ADCARE:

ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By: ______________________________
Name: William McBride
Title: CEO

The undersigned hereby executes this Amendment for the sole purpose of waiving all CAM Charges and releasing AdCare from any and all obligations to pay the CAM Charges.

WINTER HAVEN HOMES, INC.

By: ______________________________
Name: Christopher F. Brogdon
Title: President